                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                         event reported): July 31, 2002

                          THE ST. PAUL COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)

          Minnesota                   001-10898                41-0518860
   (State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                            Identification No.)

385 Washington St., St. Paul, MN                             55102
(Address of principal executive offices)                  (Zip Code)

                                 (651) 310-7911
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


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
Exhibit No.       Description
-----------       -----------

1. Equity Units Underwriting Agreement among The St. Paul Companies, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. dated July 25, 2002.

4.1               Form of 5.25% Senior Note due 2007.

4.2 Purchase Contract Agreement between The St. Paul Companies, Inc. and JPMorgan Chase Bank, as Purchase Contract Agent, dated July 31, 2002.

4.3 Pledge Agreement among The St. Paul Companies, Inc., JPMorgan Chase Bank, as Purchase Contract Agent and BNY Midwest Trust Company, as Collateral Agent, Custodial Agent and Securities Intermediary, dated July 31, 2002.

4.4               Form of Corporate Unit (Included in Exhibit 4.2).
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           THE ST. PAUL COMPANIES, INC.

                                           By: Bruce A. Backberg
                                               ------------------------
                                               Bruce A. Backberg
                                               Senior Vice President

Date: July 31, 2002